UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2012

ENTREMED, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-20713 (Commission File Number)	58-1959440 (IRS Employer Identification No.)

9640 Medical Center Drive

Rockville, Maryland

______________________

(Address of principal executive offices)

20850

____________________

(Zip Code)

(240) 864-2600

_____________________

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement.

On March 1, 2012, EntreMed, Inc. (the “Company”) and Selected Value Therapeutics I, LLC (“SVT”) agreed to terminate that certain China Rights Agreement dated September 7, 2010, as amended from time to time (the “China Rights Agreement”), in accordance with its terms. Under the China Rights Agreement, the Company had granted SVT an option to acquire certain license, development and commercialization rights for ENMD-2076, the Company’s lead compound, in China and certain of its territories. The Company and SVT agreed to terminate the agreement in order to allow the Company greater flexibility to execute its global drug development strategy.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTREMED, INC.

By:	/s/ Cynthia W. Hu
Name: Cynthia W. Hu Title: Chief Operating Officer, General Counsel & Secretary

Date: March 7, 2012

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